Revenue From Contracts With Customers	12 Months Ended
Dec. 31, 2024
Revenue From Contracts With Customers [Abstract]
Revenue From Contracts With Customers	Note R – Revenue From Contracts With Customers

Revenue is segregated based on the nature of products and services offered as part of contractual arrangements. Revenue from contracts with customers within the scope of ASC 606 is broadly segregated within the following noninterest income categories:
• Service charges on deposit accounts – These include general service fees charged for deposit account maintenance and activity and transaction-based fees charged for certain services, such as debit card, wire transfer, or overdraft activities. Revenue is recognized when the performance obligation is completed, which is generally after a transaction is completed or monthly for account maintenance services.
• Trust fees - This includes periodic fees due from trust customers for managing the customers' financial assets. Fees are generally charged on a quarterly or annual basis and are recognized ratably throughout the period, as the services are provided on an ongoing basis.
• Electronic refund check/deposit fees – A tax refund clearing agreement between the Bank and a tax refund processor requires the Bank to process electronic refund checks and electronic refund deposits presented for payment on behalf of taxpayers through accounts containing taxpayer refunds. The Bank, in turn, receives a fee paid by the third-party tax refund processor for each transaction that is processed.  The amount of fees received are tiered based on the tax refund product selected. Since the Bank acts as a sub servicer in the tax process relationship, a portion of the fee collected is passed on to the tax refund processor.
• Debit/credit card interchange income – This includes interchange income from cardholder transactions conducted with merchants, throughout various interchange networks with which the Company participates.  Interchange fees from cardholder transactions represent a percentage of the underlying transaction value and are recognized daily, as transaction processing services are provided to the deposit customer.  Gross fees from interchange are recorded in operating income separately from gross network costs, which are recorded in operating expense.
• Tax preparation fees – This includes fees received by tax preparation customers of Loan Central as part of the Bank’s TAL business. After Loan Central prepares a customer’s tax return, the customer is offered the opportunity to have immediate access to a portion of the anticipated tax refund by entering into a TAL with the Bank. As part of the process, the tax customer completes a loan application and authorizes the expected tax refund to be deposited with the Bank once it is issued by the IRS. Once the Bank receives the tax refund, the refund is used to repay the TAL and Loan Central’s tax preparation fees, then the remainder of the refund is remitted to Loan Central’s tax customer.
• Float income from tax product processor – This is associated with the tax refund clearing agreement between the Bank and a third-party tax refund processor. The revenue earned is based on the estimated compensating balances associated with processing the contractual minimum number of check items multiplied by the interest rate paid by the Federal Reserve on reserves for the respective period. The float income is paid by the tax refund product processor at the end of each year of the tax agreement, which is to expire in 2025.